Exhibit 10.2

HISTOGEN INC.

STOCK OPTION GRANT NOTICE AND OPTION AGREEMENT

(Non-Plan Inducement Grant)

As a key leader in our business, you are in a position to have significant influence on the performance and success of Histogen Inc. (the “Company”). I am pleased to inform you that, in recognition of the role you play in our collective success, you have been granted an option to purchase shares of the Company’s Common Stock. This award is subject to the terms and conditions of this Grant Notice, and the following Stock Option Agreement. The details of this award are indicated below.

Optionee:
Date of Grant:
Number of Shares subject to the Option:
Exercise Price Per Share:
Term of Option:
Vesting:

Name:

Title:

Acknowledged and agreed as of the Date of Grant

Name:

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Exhibit A

STOCK OPTION AGREEMENT

(Non-Plan Inducement Grant)

THIS STOCK OPTION AGREEMENT (together with the above grant notice (the “Grant Notice”), the “Agreement”) is made and entered into as of the date set forth on the Grant Notice by and between Histogen Inc., a Delaware corporation (the “Company”), and the individual (the “Optionee”) set forth on the Grant Notice.

A. The Administrator has determined that it is to the advantage and best interest of the Company to grant to the Optionee an option to purchase the number of Shares (the “Shares”) set forth on the Grant Notice, at the exercise price per Share set forth on the Grant Notice, and in all respects subject to the terms, definitions and provisions of this Agreement (the “Option”).

B. Unless otherwise defined herein on in the Grant Notice to which this Agreement is attached or otherwise defined herein, capitalized terms used in this Agreement shall have the meanings set forth in Appendix A attached hereto.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Optionee and the Company hereby agree as follows:

Acceptance of Agreement. Optionee has reviewed all of the provisions of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator on questions relating to the Option and this Agreement, and, solely as they relate to this Option, the applicable provisions (if any) contained in a written employment agreement between the Company or an Affiliate and the Optionee. The Optionee’s electronic signature of this Agreement shall have the same validity and effect as a signature affixed by hand.

Grant and Terms of Stock Option.
2.1
Grant of Option. Pursuant to this Agreement, the Company has granted to the Optionee the right and option to purchase, subject to the terms and conditions set forth in this Agreement, all or any part of the number of Shares set forth on the Grant Notice at a purchase price per Share equal to the exercise price per Share set forth on the Grant Notice. The Option granted pursuant to the Grant Notice and this Agreement is a Non-Qualified Stock Option.
2.2
Vesting and Term of Option. This Section 2.2 is subject to the other provisions of this Agreement.
2.2.1
This Option shall vest and become exercisable as described in the Grant Notice.
2.2.2
The “Term” of this Option shall begin on the Date of Grant set forth in the Grant Notice and end on the expiration of the Term specified in the Grant Notice. No portion of this Option may be exercised after the expiration of the Term.
2.2.3
In the event of Optionee’s Termination of Service for any reason other than death, Disability, or Cause:

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2.2.3.1
the portion of this Option that is not vested and exercisable as of the Termination Date shall not continue to vest and shall be immediately cancelled and terminated; and
2.2.3.2
the portion of this Option that is vested and exercisable as of the Termination Date shall terminate and be cancelled on the earlier of:
(a)
the expiration of the Term and
(b)
ninety (90) days after such Termination Date.
2.2.4
In the event of Termination of Service due to death or Disability:
2.2.4.1
the portion of this Option that is not vested and exercisable as of the Termination Date shall not continue to vest and shall be immediately cancelled and terminated; and
2.2.4.2
the portion of this Option that is vested and exercisable as of the Termination Date shall terminate and be cancelled on the earlier of (a) the expiration of the Term and (b) the date that is twelve (12) months after the Termination Date.
2.2.5
In the event of Optionee’s Termination of Service for Cause, or if, after the Termination of Service, the Administrator determines that Cause existed before such Termination of Service, this entire Option shall not continue to vest, shall be cancelled and terminated as of the Termination Date, and shall no longer be exercisable as to any Shares, whether or not previously vested.

Method of Exercise.
3.1
Method of Exercise. Each election to exercise the Option shall be subject to the terms and conditions of this Agreement and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee, made pursuant to and in accordance with the terms and conditions set forth in this Agreement and received by the Company at its principal offices, accompanied by payment in full as provided in this Agreement. Notwithstanding any of the foregoing, the Administrator shall have the right to specify all conditions of the manner of exercise. Upon the Company’s determination that the Option has been validly exercised as to any of the Shares, the Company may issue certificates in the Optionee’s name for such Shares. However, the Company shall not be liable to the Optionee for damages relating to any reasonable delays in issuing the certificates to the Optionee, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves which it promptly undertakes to correct.
3.2
Restrictions on Exercise. No Shares will be issued pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933 (“Securities Act”), as amended (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any national securities exchange or other market system on which the Common Stock is then listed and all applicable requirements of any Applicable Laws and of any regulatory bodies having jurisdiction over such issuance. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be necessary or appropriate, in the judgment of the Administrator, to comply with any Applicable Law. In addition, Optionee shall not sell any Shares acquired upon exercise of this Option at a time when Applicable Laws, regulations or Company’s or underwriter trading policies prohibit such sale. Any other provision of this Agreement notwithstanding, the Company shall have the right to designate one or more periods of time,

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each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Administrator determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.
3.3
Method of Payment. Payment of the exercise price shall be made in full at the time of exercise (a) by the delivery of cash or check acceptable to the Administrator, including an amount to cover the withholding taxes (as provided in Section 9.11) with respect to such exercise, or (b) any other method, if any, approved by the Administrator, including (i) by means of consideration received under any cashless exercise procedure, if any, approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise) or (ii) any other form of consideration approved by the Administrator and permitted by Applicable Laws.
3.4
No Rights as a Shareholder. Until the Shares are issued to the Optionee (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares, notwithstanding the exercise of the Option.

Non-Transferability of Option. Except as provided below, this Option may not be sold, assigned transferred in any manner, pledged or otherwise encumbered other than by will or by the laws of descent or distribution or to a beneficiary designated as permitted by the Administrator, and may be exercised during the lifetime of Optionee only by Optionee or the Optionee’s guardian or legal representative. Subject to all of the other terms and conditions of this Agreement, following the death of Optionee, this Option may, to the extent it is vested and exercisable by Optionee in accordance with its terms on the Termination Date, be exercised by Optionee’s executor or administrator, or the person or persons to whom the Optionee’s rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be. Any heir or legatee of the Optionee shall take rights herein granted subject to the terms and conditions hereof.

Restrictions; Restrictive Legends. Ownership and transfer of Shares issued pursuant to the exercise of this Option will be subject to the provisions of, including ownership and transfer restrictions contained in, the Company’s Certificate of Incorporation or Bylaws, as amended from time to time, restrictions imposed by Applicable Laws and restrictions set forth or referenced in legends imprinted on certificates representing such Shares.

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that this Option had not been previously exercised, it will terminate immediately prior to the consummation of such proposed dissolution or liquidation. In such instance, the Administrator may, in the exercise of its sole discretion, declare that this Option will terminate as of a date fixed by the Administrator and give the Optionee the right to exercise this Option prior to such date as to all or any part of the optioned stock, including Shares as to which this Option would not otherwise be exercisable.

Capitalization Adjustments.
7.1
In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment (as determined by the Administrator, in its sole discretion) shall be made in the kind and number

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of Shares subject to the Option and the exercise price of the Option provided, however, that any fractional Shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. The Administrator’s determinations pursuant to this Section 7 shall be final, binding and conclusive on Optionee.
7.2
Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of the Option in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares subject to the Option, reduced by the aggregate exercise price thereof, if any; provided, however, that if the exercise price of the Option is equal to or greater than the Fair Market Value of the Shares subject to the Option, the Administrator may cancel the Option without the payment of any consideration to the Optionee.
7.3
Notwithstanding anything to the contrary herein, in the event of a payment of a dividend or distribution to the stockholders of the Company (other than in the form of Shares or regular, periodic cash dividends) that has a material effect on the Fair Market Value of Shares or in the event of a stock dividend, in each case, the payment of which constitutes a Change in Capitalization (the per Share Fair Market Value of such dividend or distribution, the “Dividend”), with respect to the Option, the Administrator may (but, for avoidance of doubt, is not required to) take the following action to perform the adjustment required by Section 7: (1) with respect to the vested portion of the Option, cause the Company to pay to the Optionee the product of the Dividend and the number of Shares underlying the vested portion of such Option (in each case, in the same form and at the same time as the other shareholders are receiving such Dividend), and (2) with respect to each unvested portion of the Option, cause the Company to pay to the Optionee the product of the Dividend and the number of Shares underlying the unvested portion of such Option within fifteen (15) days of such unvested portion of the Option vesting (in each case, in the same form as the other shareholders are receiving such Dividend); provided that if any payment pursuant to this sentence results in a payment of a fractional Share, the payment shall be rounded down to the nearest whole Share.

Change in Control. Subject to the requirements and limitations of Section 409A of the Code, if applicable, the Administrator may provide for any one or more of the following in connection with a Change in Control:
8.1
In its discretion, the Administrator may take action it deems appropriate to provide for acceleration of the exercisability and/or vesting in connection with a Change in Control of the Option or any portion thereof upon such conditions, including termination of the Optionee’s provision of services prior to, upon, or following the Change in Control, and to such extent as the Administrator determines.
8.2
In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Optionee, assume or continue the Company’s rights and obligations under the Option or any portion thereof outstanding immediately prior to the Change in Control or substitute for such outstanding Option or portion thereof a substantially equivalent award with respect to the Acquiror’s stock. For purposes of this Section, if so determined by the Administrator, in its discretion, the Option or any portion thereof shall be deemed assumed if, following the Change in Control, the Option confers the right to receive, subject to the terms and conditions of this Agreement, for each Share subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a Share on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration is not solely common stock of the Acquiror, the Administrator may, with the consent of the Acquiror, provide for

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the consideration to be received upon the exercise of the Option, for each Share subject to the Option, solely common stock of the Acquiror equal in fair market value (as determined by the Administrator) to the per share consideration received by holders of Shares pursuant to the Change in Control. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Administrator may, in its discretion, determine such fair market value per share as of the time of the Change in Control on the basis of the Administrator’s good faith estimate of the present value of the probable future payment of such consideration. The Option or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control. If the outstanding Option is in-the-money and will not be assumed by the Acquiror, the Administrator shall cause written notice of a proposed Change in Control to be given to Optionee not less than five (5) business days before the anticipated effective date of such proposed Change in Control. Notwithstanding the foregoing, Shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such Shares shall continue to be subject to all applicable provisions of the Agreement.
8.3
The Administrator may, in its discretion and without the consent of the Optionee, determine that, upon the occurrence of a Change in Control, the Option or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Administrator) subject to such canceled Option in (i) cash, (ii) stock of the Company or of a corporation or other business entity party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced (but not below zero) by the exercise price per share of the Option. If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Administrator may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable amount of future payment of such consideration, or, in the alternative, may submit such amounts to same contingencies and timely restrictions in payments to stockholders in general. In the event such determination is made by the Board, if the Option has an exercise price per share equal to or greater than the Fair Market Value of the consideration to be paid per Share in the Change in Control may be canceled without payment of consideration to the Optionee. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Optionee in respect of the vested portions of the cancelled Option as soon as practicable following the date of the Change in Control and in respect of the unvested portions of the cancelled Option in accordance with the vesting schedule applicable to the Option.
8.4
The existence of the Option and this Agreement shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
8.5
No action shall be taken under this Section 8 which shall cause the Option to fail to comply with Section 409A of the Code, to the extent applicable the Option.
8.6
In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to

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stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Change in Capitalization or Change in Control, for reasons of administrative convenience, the Company, in its discretion, may refuse to permit the exercise of the Option during a period of up to thirty (30) days prior to the consummation of any such transaction.

General.
9.1
Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware applicable to agreements made and to be performed entirely in Delaware, without regard to the conflicts of law provisions of California or any other jurisdiction.
9.2
Community Property. Without prejudice to the actual rights of the spouses as between each other, for all purposes of this Agreement, the Optionee shall be treated as agent and attorney-in-fact for that interest held or claimed by his or her spouse with respect to this Option and the parties hereto shall act in all matters as if the Optionee was the sole owner of this Option. This appointment is coupled with an interest and is irrevocable.
9.3
No Employment Rights. Nothing herein contained shall be construed as an agreement by the Company or any of its Subsidiaries, express or implied, to employ the Optionee or contract for the Optionee’s services, to restrict the Company’s or such Subsidiary’s right to discharge the Optionee or cease contracting for the Optionee’s services or to modify, extend or otherwise affect in any manner whatsoever the terms of any employment agreement or contract for services which may exist between the Optionee and the Company or any Affiliate.
9.4
Application to Other Stock. In the event any capital stock of the Company or any other corporation shall be distributed on, with respect to, or in exchange for Shares as a stock dividend, stock split, reclassification or recapitalization in connection with any merger or reorganization or otherwise, all restrictions, rights and obligations set forth in this Agreement shall apply with respect to such other capital stock to the same extent as they are, or would have been applicable, to the Shares on or with respect to which such other capital stock was distributed, and references to “Company” in respect of such distributed stock shall be deemed to refer to the company to which such distributed stock relates.
9.5
No Third-Party Benefits. Except as otherwise expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.
9.6
Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.
9.7
No Assignment. Except as otherwise provided in this Agreement, the Optionee may not assign any of his or her rights under this Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Agreement so long as such assignee agrees to perform all of the Company’s obligations hereunder.
9.8
Severability. The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect.
9.9
Equitable Relief. The Optionee acknowledges that, in the event of a threatened or actual breach of any of the provisions of this Agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage. Accordingly, the

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Optionee agrees that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies it may have at law or under this Agreement.
9.10
Jurisdiction. Any suit, action or proceeding with respect to this Agreement, or any judgment entered by any court in respect of any thereof, shall be brought in any court of competent jurisdiction in the State of California, and the Company and the Optionee hereby submit to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. The Optionee and the Company hereby irrevocably waive (i) any objections which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of California, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) any right to a jury trial.
9.11
Taxes. By agreeing to this Agreement, the Optionee represents that he or she has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Company shall be entitled to require a cash payment by or on behalf of the Optionee and/or to deduct from the Shares or cash otherwise issuable hereunder or other compensation payable to the Optionee the minimum amount of any sums required by federal, state or local tax law to be withheld (or other such sums that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or another applicable governmental entity) in respect of the Option, its exercise or any payment or transfer under or with respect to the Option.
9.12
Headings. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.
9.13
Number and Gender. Throughout this Agreement, as the context may require, (a) the masculine gender includes the feminine and the neuter gender includes the masculine and the feminine; (b) the singular tense and number includes the plural, and the plural tense and number includes the singular; (c) the past tense includes the present, and the present tense includes the past; (d) references to parties, sections, paragraphs and exhibits mean the parties, sections, paragraphs and exhibits of and to this Agreement; and (e) periods of days, weeks or months mean calendar days, weeks or months.
9.14
Data Privacy. Optionee agrees that all of Optionee’s information that is described or referenced in this Agreement may be used by the Company, its affiliates and the designated broker and its affiliates for administrative purposes.
9.15
Acknowledgments of Optionee. Optionee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, fully understands all provisions of this Agreement and, by accepting the Notice of Grant, acknowledges and agrees to all of the provisions of the Grant Notice and this Agreement.
9.16
Complete Agreement. The Grant Notice, this Stock Option Agreement, and the applicable provisions (if any) contained in a written employment agreement between the Company or an Affiliate and the Optionee constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof.

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9.17
Waiver. The Optionee acknowledges that a waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee.
9.18
Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
9.19
Amendments and Termination. This Agreement may be wholly or partially amended, altered or terminated at any time or from time to time by the Administrator or the Board, but no amendment, alteration or termination shall be made that would materially impair the rights of an Optionee under the Option without such Optionee’s consent. If it is determined that the terms of this Agreement have been structured in a manner that would result in adverse tax treatment under Section 409A of the Code, the parties agree to cooperate in taking all reasonable measures to restructure the arrangement to minimize or avoid such adverse tax treatment without materially impairing Optionee’s economic rights.
9.20
Waiver of Jury Trial. TO THE EXTENT EITHER PARTY INITIATES LITIGATION INVOLVING THIS AGREEMENT OR ANY ASPECT OF THE RELATIONSHIP BETWEEN US (EVEN IF OTHER PARTIES OR OTHER CLAIMS ARE INCLUDED IN SUCH LITIGATION), ALL OF THE PARTIES WAIVE THEIR RIGHT TO A TRIAL BY JURY. THIS WAIVER WILL APPLY TO ALL CAUSES OF ACTION THAT ARE OR MIGHT BE INCLUDED IN SUCH ACTION, INCLUDING CLAIMS RELATED TO THE ENFORCEMENT OR INTERPRETATION OF THIS AGREEMENT, ALLEGATIONS OF STATE OR FEDERAL STATUTORY VIOLATIONS, FRAUD, MISREPRESENTATION, OR SIMILAR CAUSES OF ACTION, AND IN CONNECTION WITH ANY LEGAL ACTION INITIATED FOR THE RECOVERY OF DAMAGES BETWEEN OR AMONG US OR BETWEEN OR AMONG ANY OF OUR OWNERS, AFFILIATES, OFFICERS, EMPLOYEES OR AGENTS.
9.21
Electronic Delivery and Disclosure. The Company may, in its sole discretion, decide to deliver or disclose, as applicable, any documents related to the Option, the prospectus related to the Option, the Company’s annual reports or proxy statements by electronic means or to request Optionee’s consent or signature by electronic means, including, but not limited to, the Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system or any successor system (“EDGAR”). Optionee hereby consents to receive such documents delivered electronically or to retrieve such documents furnished electronically (including on EDGAR), as applicable, and agrees to administration of the Option through any online or electronic system established and maintained by the Company or another third party designated by the Company.
9.22
Section 409A. The parties intend for the Option to be exempt from Section 409A of the Code or, if not so exempt, to be treated in a manner which complies with the requirements of such section, and intend that this Agreement be construed and administered in accordance with such intention. In the event that the parties determine that the terms of this Agreement or the Option needs to be modified in order to comply with Section 409A of the Code, the parties shall cooperate reasonably to do so in a manner intended to best preserve the economic benefits of this Agreement. Any payments that qualify for the “short-term deferral” exception or another exception under Section 409A of the Code shall be paid under the applicable exception. For purposes of the limitations on nonqualified deferred compensation under Section 409A of the Code, each payment of compensation under this Agreement shall be treated as a separate payment of compensation. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Agreement during the six-month period immediately following the Optionee’s separation from service shall instead be

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paid on the first business day after the date that is six months following the Optionee’s termination date (or death, if earlier).

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Appendix A

For purposes of the Agreement, the following definitions shall apply:

1.
“Administrator” means the Compensation Committee of the Board.
2.
“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Company.
3.
“Applicable Law” shall mean any applicable law, including without limitation: (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (ii) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
4.
“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
5.
“Board” shall mean the Board of Directors of the Company.
6.
“Cause” means, unless such term or an equivalent term is otherwise defined in another written agreement between Optionee and a Participating Company applicable to the Option, any of the following: (i) the Optionee’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Optionee’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Optionee’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Optionee’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Optionee which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Optionee’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Optionee of any employment or service agreement between the Optionee and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Optionee’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Optionee’s ability to perform his or her duties with a Participating Company.
7.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.
8.
“Common Stock” shall mean the common stock of the Company, par value $0.0001 per share.
9.
“Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares subject to the Option such that an adjustment pursuant to Section 7 of the Agreement is appropriate.

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10.
“Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Grant Date:
(a)
any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or
(b)
the date on which individuals who constitute the Board as of the Grant Date and any new Director (other than a Director whose initial assumption of office is directly connected with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors on the Grant Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of Directors serving on the Board; or
(c)
there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or re-domestication of the Company or to form a holding company or any similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or
(d)
the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

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Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.

11.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.
12.
“Director” shall mean a member of the Board, as constituted from time to time.
13.
Disability” means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee’s position with the Participating Company Group because of the sickness or injury of the Optionee.
14.
“Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code) of the Company or of any Subsidiary.
15.
Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
16.
“Fair Market Value” means the value determined by the Administrator.
17.
“Non-Qualified Stock Option” shall mean an Option that is not intended to qualify as an incentive stock option for purposes of Section 422 of the Code.
18.
“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
19.
“Participating Company” means the Company and or any Parent or Subsidiary.
20.
“Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.
21.
“Shares” shall mean shares of Common Stock.
22.
“Termination Date” shall mean the date of the Optionee’s Termination of Service.
23.
“Termination of Service” shall mean the time when the employee-employer relationship between Optionee and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding

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terminations where the Optionee simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Administrator, in its discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, a change in status from an employee to an independent contractor shall not constitute a Termination of Service. For purposes of the Option, Optionee’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Optionee ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" WEST\302255989.2" "" WEST\302255989.2